                                                                   EXHIBIT 10.47

                               SECOND AMENDMENT TO

                           FIFTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                          EFFECTIVE AS OF MARCH 8, 2005

                                      AMONG

                            GROUP 1 AUTOMOTIVE, INC.,
                     THE SUBSIDIARY BORROWERS LISTED HEREIN,

                           THE LENDERS LISTED HEREIN,

                            JPMORGAN CHASE BANK, N.A.
                            AS ADMINISTRATIVE AGENT,

                                 COMERICA BANK,
                              AS FLOOR PLAN AGENT,

                                       AND

                             BANK OF AMERICA, N.A.,
                             AS DOCUMENTATION AGENT

                                    * * * * *

                          J. P. MORGAN SECURITIES INC.
                        LEAD ARRANGER AND SOLE BOOKRUNNER

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
ARTICLE I. DEFINITIONS..........................................................     1
     Section 1.1  Terms Defined Above...........................................     1
     Section 1.2  Terms Defined in Credit Agreement.............................     1
     Section 1.3  Other Definitional Provisions.................................     1

ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT......................................     2
     Section 2.1  Amendment.....................................................     2

ARTICLE III. LIMITED WAIVER.....................................................     2
     Section 3.1  Limited Waiver................................................     2

ARTICLE IV. CONDITIONS..........................................................     2
     Section 4.1  Loan Documents................................................     3
     Section 4.2  Representations and Warranties................................     3
     Section 4.3  Other Instruments or Documents................................     3

ARTICLE V. MISCELLANEOUS........................................................     3
     Section 5.1  Adoption, Ratification and Confirmation of Credit Agreement...     3
     Section 5.2  Successors and Assigns........................................     3
     Section 5.3  Counterparts..................................................     3
     Section 5.4  Number and Gender.............................................     3
     Section 5.5  Invalidity....................................................     3
     Section 5.6  Titles of Articles, Sections and Subsections..................     4
     Section 5.7  Release.......................................................     4
     Section 5.8  Governing Law.................................................     4
     Section 5.9  Entire Agreement..............................................     4

               SECOND AMENDMENT TO FIFTH AMENDED CREDIT AGREEMENT

      THIS SECOND AMENDMENT (THE "SECOND AMENDMENT") TO THE FIFTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (AS AMENDED, THE "CREDIT AGREEMENT") dated effective as of March 8, 2005 (the "EFFECTIVE DATE"), is entered into among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the "COMPANY"), each of the Subsidiaries of the Company listed on the signature pages hereof and such other Subsidiaries of the Company which hereafter shall become parties the Credit Agreement (the Company and the Subsidiaries are sometimes referred to herein as, individually, a "BORROWER," and collectively, the "BORROWERS"), the lenders listed on the signature pages hereof (the "LENDERS"), JPMORGAN CHASE BANK, N.A. (as successor by merger to The Chase Manhattan Bank and Chase Bank of Texas, N.A.), as Administrative Agent for the Lenders (in such capacity together with any successor, the "AGENT"), COMERICA BANK, as Floor Plan Agent for the Lenders (in such capacity together with any successor, the "FLOOR PLAN AGENT"), and BANK OF AMERICA, N.A. (as successor to Bank One, NA), as Documentation Agent (in such capacity, together with any successor the "Documentation Agent" and together with the Agent and the Floor Plan Agent, the "Agents").

                                R E C I T A L S:

      The Company, each of the other Borrowers, the Agents and the Lenders are parties to the Credit Agreement dated June 2, 2003, pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrowers; and

      The Company, the Borrowers, the Agents and the Lenders desire to amend the Credit Agreement in the particulars hereinafter provided;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS

      Section 1.1 Terms Defined Above As used in this Second Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meaning assigned to such terms therein.

      Section 1.2 Terms Defined in Credit Agreement Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

      Section 1.3 Other Definitional Provisions

      (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Second Amendment shall refer to this Second Amendment as a whole and not to any particular Article, Section, subsection or provision of this Second Amendment.

      (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Second Amendment unless otherwise specified.

                   ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT

      The Company, each of the Borrowers, the Agents and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

      Section 2.1 Amendment to Section 10.1(c)

        Section 10.1(c) of the Credit Agreement is hereby amended to read as follows:

            "Indebtedness created under leases which, in accordance with GAAP, have been recorded and/or should have been recorded on the books of the applicable Borrower as Capital Leases and Indebtedness which is permitted in connection with the purchase of property, provided that the aggregate amount of all such Indebtedness permitted under this
            Section 10.1(c) is less than ten percent (10%) of Stockholders' Equity;"

      Section 2.2 Amendment to Schedule 7.16(g)

        Schedule 7.16(g) to the Credit Agreement is hereby amended to add the Liens described on the Supplement to Schedule 7.16(g) attached hereto (the "Supplement").

                          ARTICLE III. LIMITED WAIVER

      Section 3.1 Limited Waiver

        Lenders hereby waive (i) compliance with the covenant contained in
Section 10.1(c) only to the extent required to avoid any Event of Default that may exist prior to the Effective Date of this Second Amendment, and (ii) any Event of Default that may exist as a result of the representation contained in
Section 7.16 being untrue prior to the Effective Date of this Second Amendment as a result of the Liens listed in the Supplement. The waiver contained herein shall apply only until the Effective Date of this Second Amendment, at which time the Borrower shall comply with the covenant contained in Section 10.1(c) as amended hereby. The provisions hereof shall not in any way be construed to waive, nor shall this Amendment in any way serve as a waiver of any other Event of Default now or hereafter existing under the Credit Agreement or other Loan Documents, except as expressly set forth herein.

                             ARTICLE IV. CONDITIONS

      The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions precedent:

      Section 4.1 Loan Documents The Agent shall have received counterparts of this Second Amendment executed and delivered by a duly authorized officer of the Company and each of the Borrowers and the Required Lenders.

      Section 4.2 Representations and Warranties Except as affected by the transactions contemplated in the Credit Agreement and this Second Amendment, each of the representations and warranties made by the Company and the other Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date, except to the extent that such representations and warranties are limited to an earlier date or period in which case they shall be limited to such earlier date or period.

      Section 4.3 Other Instruments or Documents The Agent shall receive such other instruments or documents as it may reasonably request.

                            ARTICLE V. MISCELLANEOUS

      Section 5.1 Adoption, Ratification and Confirmation of Credit Agreement The Company, each of the Borrowers, the Agents and the Lenders do hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and the Security Documents, and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the Security Documents, are and remain in full force and effect.

      Section 5.2 Successors and Assigns This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

      Section 5.3 Counterparts This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and may be delivered in original or facsimile form, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Company, the other Borrowers, the Agents and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Second Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Second Amendment by each necessary party hereto and shall constitute one instrument.

      Section 5.4 Number and Gender Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

      Section 5.5 Invalidity In the event that any one or more of the provisions contained in this Second Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Second Amendment.

      Section 5.6 Titles of Articles, Sections and Subsections All titles or headings to Articles, Sections, subsections or other divisions of this Second Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

      Section 5.7 Release

        The Company and each of the other Borrowers do hereby release the Agents and each Lender and each Affiliate thereof and their respective directors, officers, employees and agents from, any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from the Loan Documents or the transactions contemplated thereby, or the actions or inactions of any Person in regard thereto, including any Person hereby released, and the Company and each of the other Borrowers shall reimburse each Lender and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand, for any expenses (including legal fees) reasonably incurred in connection with any investigation or proceeding involving such matters. Without prejudice to the survival of any other obligations of the Company and the other Borrowers hereunder and under the other Loan Documents, such release shall survive the termination of the Credit Agreement or this Amendment and the other Loan Documents, the payment of the Obligations, or the assignment of the Notes.

      Section 5.8 Governing Law THIS SECOND AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

      Section 5.9 Entire Agreement THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS, CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT THEREOF. ALL PRIOR UNDERSTANDINGS, STATEMENTS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT THEREOF ARE SUPERSEDED BY THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS.

                         [SIGNATURES BEGIN ON NEXT PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWERS:                      GROUP 1 AUTOMOTIVE, INC.,
                                a Delaware corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  Senior Vice President

                                GROUP 1 REALTY, INC., a Delaware corporation; GROUP 1 FL HOLDINGS, INC., a Delaware corporation;
                                GROUP 1 FUNDING, INC., a Delaware corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  President

                                BOB HOWARD AUTOMOTIVE-EAST, INC., an Oklahoma corporation;
                                BOB HOWARD CHEVROLET, INC., an Oklahoma
                                corporation;
                                BOB HOWARD DODGE, INC., an Oklahoma
                                corporation;
                                BOB HOWARD MOTORS, INC., an Oklahoma
                                corporation;
                                BOB HOWARD NISSAN, INC., an Oklahoma
                                corporation;
                                BOHN HOLDINGS-DC, INC., a Delaware corporation; BOHN HOLDINGS-F, INC., a Delaware corporation; BOHN HOLDINGS-GM, INC., a Delaware corporation; BOHN HOLDINGS-S, INC., a Delaware corporation; CASA CHEVROLET, INC., a New Mexico corporation; CASA CHRYSLER PLYMOUTH JEEP, INC., a New
                                Mexico corporation;
                                DANVERS-DCII, INC., a Delaware corporation;
                                DANVERS-DCIII, INC., a Delaware corporation;
                                DANVERS-N, INC., a Delaware corporation;
                                DANVERS-NII, INC., a Delaware corporation;

                                DANVERS-S, INC., a Delaware corporation;
                                DANVERS-SU, INC., a Delaware corporation;
                                DANVERS-T, INC., a Delaware corporation;
                                DANVERS-TII, INC., a Delaware corporation;
                                DANVERS-TIII, INC., a Delaware corporation;
                                DANVERS-TL, INC., a Delaware corporation;
                                FMM, INC., a California corporation;
                                GPI ATLANTA-F, INC., a Georgia corporation;
                                GPI ATLANTA-FLM, INC., a Delaware corporation; GPI ATLANTA-FLMII, INC., a Delaware corporation; GPI ATLANTA-T, INC., a Delaware corporation;
                                GPI SAC-SK, INC., a Delaware corporation;
                                GPI SAC-T, INC., a Delaware corporation;
                                GPI SD-DC, Inc., a Delaware corporation;
                                GPI SD-IMPORTS, INC., a Delaware corporation
                                GROUP 1 ASSOCIATES, INC., a Delaware
                                corporation;
                                HARVEY-T, INC., a Delaware corporation;
                                HOWARD FORD, INC., a Delaware corporation;
                                HOWARD PONTIAC-GMC, INC., an Oklahoma
                                corporation;
                                HOWARD-DC, INC., a Delaware corporation;
                                HOWARD-DCII, INC., a Delaware corporation;
                                HOWARD-FLMII, INC., a Delaware corporation;
                                HOWARD-GM, INC., a Delaware corporation;
                                HOWARD-GMII, INC., a Delaware corporation;
                                HOWARD-GMIII, INC., a Delaware corporation;
                                HOWARD-H, INC., a Delaware corporation;
                                HOWARD-HA, INC., a Delaware corporation;
                                HOWARD-FLM, INC., a Delaware corporation;
                                HOWARD-SB, INC., a Delaware corporation;
                                HOWARD-SI, INC., a Delaware corporation;
                                JIM TIDWELL FORD, INC., a Delaware corporation; LUBY CHEVROLET CO., a Delaware corporation;
                                MIKE SMITH AUTOMOTIVE-H, INC., a Delaware corporation;
                                MIKE SMITH AUTOMOTIVE-N, INC., a Texas
                                corporation;
                                MIKE SMITH AUTOPLAZA, INC., a Texas corporation; MIKE SMITH AUTOPLEX BUICK, INC., a Texas corporation;
                                MIKE SMITH AUTOPLEX DODGE, INC., a Texas corporation;
                                MIKE SMITH AUTOPLEX, INC., a Texas corporation; MIKE SMITH AUTOPLEX-GERMAN IMPORTS, INC., a Texas corporation;
                                MIKE SMITH GM, INC., a Delaware corporation;

                                MIKE SMITH IMPORTS, INC., a Texas corporation; MIKE SMITH MOTORS, INC., a Texas corporation; MILLBRO, INC., a California corporation;
                                MILLER AUTOMOTIVE GROUP, INC., a California corporation;
                                MILLER-DM, INC., a Delaware corporation;
                                MILLER FAMILY COMPANY, INC., a California corporation;
                                MILLER IMPORTS, INC., a California corporation; MILLER INFINITI, INC., a California corporation; MILLER NISSAN, INC., a California corporation; MILLER-NII, INC., a Delaware corporation; MILLER-SZ, INC., a Delaware corporation;
                                NJ-DM, INC., a Delaware corporation;
                                NJ-H, INC., a Delaware corporation;
                                NJ-SV, INC., a Delaware corporation;
                                NY-FV, INC., a Delaware corporation;
                                NY-FVII, INC., a Delaware corporation;
                                NY-SB, INC., a Delaware corporation;
                                PERIMETER FORD, INC., a Delaware corporation; SUNSHINE BUICK PONTIAC GMC TRUCK, INC., a New Mexico corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  Vice President

                                AMARILLO MOTORS-C, LTD., a Texas limited partnership;
                                AMARILLO MOTORS-F, LTD., a Texas limited partnership;
                                AMARILLO MOTORS-J, LTD., a Texas limited partnership;
                                AMARILLO MOTORS-SM, LTD., a Texas limited partnership;
                                CHAPERRAL DODGE, LTD., a Texas limited
                                partnership;
                                GPI, LTD., a Texas limited partnership ;
                                KUTZ-N, LTD., a Texas limited partnership;
                                LUBBOCK MOTORS, LTD., a Texas limited
                                partnership;
                                LUBBOCK MOTORS-F, LTD., a Texas limited
                                partnership;

                                LUBBOCK MOTORS-GM, LTD., a Texas limited partnership;
                                LUBBOCK MOTORS-S, LTD., a Texas limited
                                partnership;
                                LUBBOCK MOTORS-SH, LTD., a Texas limited partnership;
                                LUBBOCK MOTORS-T, LTD., a Texas limited
                                partnership;
                                MAXWELL CHRYSLER DODGE JEEP, LTD., a Texas limited partnership;
                                MAXWELL FORD, LTD., a Texas limited partnership; MAXWELL-G, LTD., a Texas limited partnership; MAXWELL-GMII, LTD., a Texas limited partnership; MAXWELL-N, LTD., a Texas limited partnership; MAXWELL-NII, LTD., a Texas limited partnership; MAXWELL-SM, LTD., a Texas limited partnership; MCCALL-H, LTD., a Texas limited partnership; MCCALL-HA, LTD., a Texas limited partnership; MCCALL-N, LTD., a Texas limited partnership; MCCALL-SB, LTD., a Texas limited partnership; MCCALL-T, LTD., a Texas limited partnership; MCCALL-TII, LTD., a Texas limited partnership; MCCALL-TL, LTD., a Texas limited partnership; PRESTIGE CHRYSLER NORTHWEST, LTD., a Texas limited partnership;
                                PRESTIGE CHRYSLER SOUTH, LTD., a Texas limited partnership;
                                ROCKWALL AUTOMOTIVE-DCD, LTD., A Texas limited partnership;
                                ROCKWALL AUTOMOTIVE-F, LTD., a Texas limited partnership;

                                By:    GROUP 1 ASSOCIATES, INC.,
                                       a Delaware corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  Vice President

                                GROUP 1 HOLDINGS-DC, L.L.C., a Delaware limited liability company;
                                GROUP 1 HOLDINGS-F, L.L.C., a Delaware limited liability company;

                                GROUP 1 HOLDINGS-GM, L.L.C., a Delaware limited liability company;
                                GROUP 1 HOLDINGS-H, L.L.C., a Delaware limited liability company;
                                GROUP 1 HOLDINGS-N, L.L.C., a Delaware limited liability company;
                                GROUP 1 HOLDINGS-S, L.L.C., a Delaware limited liability company;
                                GROUP 1 HOLDINGS-T, L.L.C., a Delaware limited \ liability company;

                                By:    GROUP 1 AUTOMOTIVE, INC.,
                                       a Delaware corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  Senior Vice President

                                COURTESY FORD, LLC, a Delaware limited liability company;
                                GULF BREEZE FORD, LLC, a Delaware limited liability company;
                                KEY FORD, LLC, a Delaware limited liability company;
                                KOONS FORD, LLC, a Delaware limited liability company

                                By:    GROUP 1 FL HOLDINGS, INC.,
                                       a Delaware corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  President

                                BOHN-DC, LLC, a Delaware limited liability company

                                By:    Bohn Holdings-DC, Inc.,
                                       a Delaware corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  Vice President

                                BOHN-FII, LLC, a Delaware limited liability company;
                                BOHN-FIII, LLC, a Delaware limited liability company;
                                HARVEY FORD, LLC, a Delaware limited liability company;
                                HARVEY-FLM, LLC, a Delaware limited liability company

                                By:    BOHN HOLDINGS-F, INC.,
                                       a Delaware corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
*                               Name:   Robert T. Ray
                                Title:  Vice President

                                HARVEY GM, LLC, a Delaware limited liability company

                                By:    BOHN HOLDINGS-GM, INC.,
                                       a Delaware corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  Vice President

                                HARVEY SM, LLC, a Delaware limited liability company

                                By:    BOHN HOLDINGS-S, INC.,
                                       a Delaware corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  Vice President

                                HARVEY OPERATIONS-T, LLC, a Delaware limited liability company

                                By:    HARVEY-T, INC., a Delaware corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  Vice President

                                IRA AUTOMOTIVE GROUP, LLC, a Delaware limited liability company

                                By:    DANVERS-T, INC., a Delaware corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  Vice President

                                HOWARD-DCIII, LLC, a Delaware limited liability company

                                By:    GROUP 1 OK HOLDINGS, INC., a Delaware
                                       corporation

                                By: /s/ Robert T. Ray
                                    ------------------------------------------
                                Name:   Robert T. Ray
                                Title:  President

                                GROUP 1 LP INTERESTS-F, INC., a Delaware corporation;
                                GROUP 1 LP INTERESTS-DC, INC., a Delaware corporation;
                                GROUP 1 LP INTERESTS-T, INC., a Delaware corporation;
                                GROUP 1 LP INTERESTS-GM, INC., a Delaware corporation;
                                GROUP 1 LP INTERESTS-H, INC., a Delaware corporation;
                                GROUP 1 LP INTERESTS-S, INC., a Delaware corporation;
                                GROUP 1 LP INTERESTS-N, INC., a Delaware corporation

                                By: /s/ Mathew J. Baer
                                    ------------------------------------------
                                Name:   Mathew J. Baer
                                Title:  President

                                DELAWARE ACQUISITION-DC, LLC, a Delaware limited liability company

                                By:    GROUP 1 LP INTERESTS-DC, INC.,
                                       a Delaware corporation

                                By: /s/ Mathew J. Baer
                                    ------------------------------------------
                                Name:   Mathew J. Baer
                                Title:  President

                                DELAWARE ACQUISITION-F, LLC, a Delaware limited liability company

                                By:    GROUP 1 LP INTERESTS-F, INC.,
                                       a Delaware corporation

                                By: /s/ Mathew J. Baer
                                    ------------------------------------------
                                Name:   Mathew J. Baer
                                Title:  President

                                DELAWARE ACQUISITION-GM, LLC, a Delaware limited liability company

                                By:    GROUP 1 LP INTERESTS-GM, INC.,
                                       a Delaware corporation

                                By: /s/ Mathew J. Baer
                                    ------------------------------------------
                                Name:   Mathew J. Baer
                                Title:  President

                                DELAWARE ACQUISITION-N, LLC, a Delaware limited liability company

                                By:    GROUP 1 LP INTERESTS-N, INC.,
                                       a Delaware corporation

                                By: /s/ Mathew J. Baer
                                    ------------------------------------------
                                Name:   Mathew J. Baer
                                Title:  President

                                DELAWARE ACQUISITION-T, LLC, a Delaware limited liability company

                                By:    GROUP 1 LP INTERESTS-T, INC.,
                                       a Delaware corporation

                                By: /s/ Mathew J. Baer
                                    ------------------------------------------
                                Name:   Mathew J. Baer
                                Title:  President

AGENT, ISSUING BANK AND         JPMORGAN CHASE BANK, N.A.
LENDER:

                                By: /s/ H. David Jones
                                    ------------------------------------------
                                Name:   H. David Jones
                                Title:  Vice President

FLOOR PLAN AGENT,
SWING LINE BANK AND             COMERICA BANK
LENDER:

                                By: /s/ Steve Waller
                                    ----------------------------------
                                Name:   Steve Waller
                                Title:  Vice President

DOCUMENTATION AGENT             BANK OF AMERICA, N.A.
AND LENDER:

                                By:    /s/ K. W. Winston, III
                                   ---------------------------------------------
                                Name:  K. W. Winston, III
                                Title: Senior Vice President
                                Address: 400 North Ashley Drive
                                         P.O. Box 31590
                                         Tampa, Florida 33631-3590
                                Telecopy No.: 800-851-6331

LENDER:                         TOYOTA MOTOR CREDIT CORPORATION

                                By:    /s/ D. M. Taylor
                                   ---------------------------------------------
                                Name:  D. M. Taylor
                                Title: Corporate Mgr. - National Accts.
                                Address: 19001 S. Western Ave. EF13
                                         Torrance, CA 90501
                                Telecopy No.: 310-468-5668
                                             -----------------------------------

LENDER:                         U.S. BANK N.A.

                                By:    /s/ Jonathon A. Horton
                                      ------------------------------------------
                                Name:  Jonathon A. Horton
                                Title: Sr. Vice President
                                Address: 13010 SW 68th Parkway
                                         Mail: PD-OR-LEAS
                                         Portland, OR 97223
                                Telecopy No.: 503-872-7562

LENDER:                         SOVEREIGN BANK

                                By:    /s/ Kyle Bourque
                                   -------------------------------------------
                                Name:  Kyle Bourque
                                Title: Vice President
                                Address: 75 State Street
                                         Mail Code: MAI-SST-04-11
                                         Boston, MA 02109
                                Telecopy No.: 617-757-5652

LENDER:                         KEY BANK NATIONAL ASSOCIATION

                                By:    /s/ Joe Haddon
                                   -------------------------------------------
                                Name:  Joe Haddon
                                Title: VP
                                Address: 2390 E. Camelback Rd. #220
                                         Phoenix, AZ 85016
                                Telecopy No.: 602-778-4098

LENDER:                         BNP PARIBAS

                                By:    /s/ Craig Pierce
                                   ---------------------------------------------
                                Name:  Craig Pierce
                                Title: Vice President

                                By:    /s/ Aurora L. Abella
                                   ---------------------------------------------
                                Name:  Aurora Abella
                                Title: Vice President
                                Address: 1200 Smith Street
                                         Houston, TX 77002
                                Telecopy No.: (713) 659-5228

LENDER:                         WELLS FARGO BANK, N.A.

                                By:  /s/ Randall S. Price
                                    -------------------------------------------
                                Name:    Randall S. Price
                                Title:   Credit Manager
                                Address: One O'Connor Plaza
                                         4th Floor
                                         Victoria, TX 77904
                                Telecopy No.: 361-574-5854

LENDER:                         SOUTHWEST BANK OF TEXAS, N.A.

                                By: /s/  Preston Moore
                                    -------------------------------------------
                                Name:    Preston Moore
                                Title:   Senior Vice President
                                Address: 4400 Post Oak Parkway
                                         Houston, TX 77027
                                Telecopy No.: 713-571-5413

LENDER:                         BANK OF OKLAHOMA, N.A.

                                By: /s/  Mark A. Fish
                                    --------------------------------------------
                                Name:    Mark A. Fish
                                Title:   Senior Vice President
                                Address: 201 Robert S. Kerr
                                         Oklahoma City, OK 73102
                               Telecopy No.: 405-272-2588

LENDER:                         BMW FINANCIAL SERVICES NA, LLC

                                By:  /s/ John B. Nore
                                    --------------------------------------------
                                Name:    John B. Nore
                                Title:   GM, Retailer Finance
                                Address: BMW Financial Services NA, LLC
                                         5515 Parkcenter Circle
                                         Dublin, OH 48017
                                Telecopy No.:

LENDER:                         AMARILLO NATIONAL BANK

                                By: /s/  Brandon Blaut
                                    --------------------------------------------
                                Name:    Brandon Blaut
                                Title:   Asst. Vice President
                                Address: P.O. Box 1
                                         Amarillo, TX 79105
                                Telecopy No.: 806-378-8234

                                 SUPPLEMENT TO
                                SCHEDULE 7.16(g)

                                 EXISTING LIENS

Liens in favor of Manufacturer affiliate finance companies relating to the financing of loaner cars at the following dealerships:

     Bohn Brothers Toyota
     Ira Lexus
     Ira Toyota / Ira Automotive Group
     Lexus of Clear Lake
     Mike Smith Autoplex
     Miller Toyota
     Sterling McCall Lexus